Supplement to the
Fidelity® Growth & Income II Portfolio
August 29, 2005
Prospectus

Shareholder Meeting. On or about November 16, 2005, a meeting of the shareholders of Fidelity® Growth & Income II Portfolio will be held to vote on various proposals. Shareholders of record on September 19, 2005 are entitled to vote at the meeting.</r>

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-8544, to request a free copy of the proxy statement.

The following information replaces the biographical information for Victor Thay found in the "Fund Management" section on page 22.

James Catudal is vice president and manager of Growth & Income II Portfolio, which he has managed since October 2005. He also manages other Fidelity funds. Since joining Fidelity Investments in 1997, Mr. Catudal has worked as a research analyst and manager.

GII-05-03 November 9, 2005
1.734047.110